                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 24, 2005
                Date of Report (Date of earliest event reported)

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  000-29182                 11-3292094
         ------------            ---------------            --------------
       (State or other             (Commission              (IRS Employer
       jurisdiction of             File Number)           Identification No.)
        incorporation)

              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (718) 937-3700

                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.06 - Material Impairments.

See disclosure provided in Item 8.01 below.

Item 8.01 - Other Information.

The Major Automotive Companies, Inc. (the "Company") was unable to file its
Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 with the Securities and Exchange Commission (the "SEC") by the extension due date of
May 23, 2005.

On May 17, 2005, the Company filed for a 5-day extension with the SEC. At such time, the Company and its auditors were still evaluating, among other things, the amount of impairment to the Company's goodwill. A valuation of goodwill was prepared by an independent valuation firm based upon certain assumptions. Such assumptions were updated based on actual results and trends and, accordingly, the valuation was revised. The Company's auditors are examining the current valuation. The Company and its auditors are working diligently to resolve this matter and complete the Company's audited financial statements for the year ended December 31, 2004 and its unaudited financial statements for the quarter ended March 31, 2005 so that the Company's Form 10-Q can be filed as expeditiously as possible.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2005

                                 THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                 By: /s/ BRUCE BENDELL
                                     -----------------------------------------
                                     Name:  Bruce Bendell
                                     Title: President, Chief Executive Officer

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